UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22212

CALVERT SAGE FUND
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Six months ended March 31, 2009


Item 1. Report to Stockholders.

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Calvert

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March 31, 2009

Semi-Annual Report

Calvert Large Cap Value Fund

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Table of Contents

President's Letter
1

Portfolio Management Discussion
5

Shareholder Expense Example
9

Statement of Net Assets
11

Statements of Operations
14

Statements of Changes in Net Assets
15

Notes to Financial Statements
17

Financial Highlights
23

Explanation of Financial Tables
27

Proxy Voting and Availability of Quarterly Portfolio Holdings
29

Basis for Board's Approval of Investment Advisory Contract
29

Dear Shareholders:

As you are well aware, we are facing one of the most volatile and difficult periods on record for the global financial markets. Over our six-month reporting period ended March 31, the markets were challenged by expanding worldwide recession, rising unemployment, corporate bailouts, and the collapse of several key financial institutions. In response, governments around the world began to implement stimulus measures to inject liquidity into the financial system, support banks, and thaw the credit markets.

Reflecting the struggle of economies worldwide, nearly all segments of the financial markets showed steep declines for the six-month reporting period. Money market funds and Treasuries were exceptions as investors became extremely risk-averse. Major stock indexes hit 12-year lows during this period, with a six-month loss of 30.54% for the Standard & Poor's 500 Index and a decline of 30.84% for international stocks as measured by the MSCI EAFE IMI.1 Despite an upturn in March, U.S. stocks of every style, strategy, and capitalization range fell during this six-month period, with the most notable losses experienced in the small-company and value indexes. The Barclays Capital Aggregate Bond Index managed to post a gain of 4.70%, primarily as a result of its holdings of Treasuries.

Economic data released at the beginning of 2009--from figures on gross domestic product (GDP), housing, and jobs, to consumer confidence, manufacturing, and corporate earnings data--confirmed that the global economic recession was synchronized and deepening. In response, the Federal Reserve signaled its intention to provide additional capital injections and guarantees for banks to help normalize the credit market environment.

Relief for Markets Under Pressure

Although the statistics and market conditions appear grim, we do see cause for some optimism. An unprecedented amount of resources by historical standards is being directed at repairing the struggling financial markets. The U.S. Federal Reserve and Treasury Department are doing all they can to get credit flowing freely through the system again, as are policy makers around the globe. The Treasury's new Public-Private Investment Program, announced in March, is designed to remove toxic assets from bank balance sheets and encourage lending to businesses and consumers, which is essential for market recovery.

With concerted action on the home front, and the type of global cooperation signified at the G20 meeting, we believe our financial system will recover--slowly, and with new financial oversight, transparency, and regulations in place.

Sustainable and Responsible Investing (SRI)

One of the harshest lessons of this crisis is the damage that results from weak corporate governance, inadequate regulatory oversight, and the short-term profit focus of many financial institutions. Notably, because of our corporate governance criteria, Calvert's actively managed SRI equity funds avoided many of the worst-hit companies, such as Lehman Brothers, Citigroup, and Merrill Lynch.

The Obama administration and the new Congress have taken office at a time of extraordinary crisis, but also potential opportunity. We now have the chance to contain the recession, shore up the financial system, invest in a green economic renewal, and address the challenge of climate change--all at the same time.

In this environment, we believe that the opportunities for sustainable and responsible investors are brighter--and more important--than ever. In the last six months, we made progress on a number of sustainable and responsible investment initiatives.

We have been active in advocating for stronger corporate governance and financial market regulations, particularly in the areas of executive compensation, shareholder rights, and greater corporate transparency. In January, Calvert sent recommendations to the Obama transition team regarding critical governance reforms. In March, Calvert joined with Social Investment Forum leaders to meet with SEC Commissioners to discuss shareholder rights and the need for greater disclosure on the part of companies. Advocating for these types of reforms is our top priority for 2009.

We promoted the Calvert Women's Principles (CWP) Initiative to help all kinds of organizations and investors learn about and implement the CWP through practical guidance and programs. Initiative partners have already participated in meetings for the San Francisco Gender Equality Principles Initiative and a March event sponsored by the U.N. Global Compact and the U.N. Development Fund for Women (UNIFEM) to advance women in the workplace, which featured the CWP as a baseline for a set of global women's principles.

Our New SRI Strategies

We have expanded our SRI family of funds to provide investors with greater choice as well as greater opportunity to influence corporate behavior. Our Calvert Solution™ and Calvert SAGE™ (Sustainability Achieved through Greater Engagement) Strategies now accompany our original core approach--Calvert Signature™ Strategies. Our Solution funds are geared toward addressing pressing environmental, sustainability, and governance (ESG) challenges through investing in sectors like alternative energy or water renewal. Our SAGE funds invest in and engage with selected companies that are willing to work toward specific ESG improvements.

In October 2008, Calvert Global Water Fund, which is our second Calvert Solution portfolio, began trading. Also, at the end of 2008, we launched Calvert Large Cap Value Fund, the first offering under our Calvert SAGE investment approach.

Looking Ahead

With the current recession well into its 16th month, it is clear that this is no ordinary recession. Although recovery may be protracted and volatile, we are also optimistic that the coordinated, global efforts of governments to shore up the financial system and reinvigorate the economy will prove effective over the long run.

In our view, the extreme pessimism in the markets and low valuations for all kinds of companies, even those with solid balance sheets and prospects, are creating some of the most attractive investment opportunities on record for investors with long-term time horizons. In the short term, however, we are likely to continue to see sharp pull-backs followed by short-lived rallies.

Review Your Financial Goals

The financial markets will probably continue to be volatile for the foreseeable future. In this environment, it's critical to maintain a long-term view of your investments. Investors who sell indiscriminately now may lock in substantial losses and, perhaps, miss the rebound when stocks, bonds, and other assets eventually recover. Now is a good time to meet with your financial advisor to review your strategic asset allocation and current portfolio holdings.

We also encourage you to visit our newly enhanced website, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2009

1. Morgan Stanley Capital International Europe Australasia Far East Investable Markets Index (MSCI EAFE IMI).

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Portfolio Management Discussion

James R. McGlynn, CFA, Senior Portfolio Manager
of Calvert Asset Management Company, Inc.

Performance

For the six-months ended March 31, 2009, Calvert Large Cap Value Fund Class A shares (at NAV) returned -34.30%, slightly outperforming the -35.22% return of the Russell 1000® Value Index. The Fund's outperformance arose primarily from being underweight the very weak Financials sector.

Investment Climate

While several other financial institutions were rescued via government intervention during the year, in mid-September the government allowed Lehman Brothers to collapse--perhaps as a warning sign that all businesses would not be saved. As a result, the financial markets froze and economic activity hit the brakes. Businesses and consumers started hoarding cash and avoiding any investment with a hint of risk. Even money market funds no longer seemed safe as holdings of Lehman Brothers commercial paper and inappropriate exotic securities such as structured investment vehicles (SIVs) took a heavy toll.

Large Cap Value Fund Statistics
March 31, 2009
Investment Performance
(total return at NAV*)
	6 Months Ended 3/31/09	12 Months Ended 3/31/09
Class A	-34.30%	-42.11%
Class Y	-34.22%	-41.98%
Russell 1000
Value Index**	-35.22%	-42.42%
Lipper Large Cap
Value Funds Average	-32.01%	-39.82%
From Inception 12/12/08 Through 3/31/09
Class C	-10.58%
Russell 1000 Value Index	-14.31%

(see note on page 6 regarding reorganization)

Economic Sectors	% of Total Investments
Consumer Discretionary	7.2%
Consumer Staples	12.6%
Energy	17.4%
Financials	17.9%
Health Care	10.7%
Industrials	8.1%
Information Technology	11.5%
Materials	2.6%
Telecommunications Services	6.7%
Utilities	5.3%
Total	100%

Ten Largest Stock Holdings	% of Net Assets
BP plc (ADR)	3.1%
Cisco Systems, Inc.	2.9%
Marathon Oil Corp.	2.8%
Royal Dutch Shell plc (ADR)	2.7%
Duke Energy Corp.	2.6%
Southern Co.	2.5%
Pfizer, Inc.	2.5%
WellPoint, Inc.	2.5%
AT&T, Inc.	2.4%
Microsoft Corp.	2.4%
Total	26.4%

* Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

** Source: Lipper Analytical Services, Inc.

Large Cap Value Fund Statistics
March 31, 2009
Average Annual Total Returns
(with max. load)
Class A Shares*
One year	-44.86%
Five year	-5.96%
Since Inception	-0.57%
(12/29/99)

Class C Shares
Since Inception	-11.47%
(12/12/08)

Large Cap Value Fund Statistics
March 31, 2009
Average Annual Total Returns
Class Y Shares*
One Year	-41.98%
Five Year	-4.82%
Since Inception	0.20%
(12/29/99)

* Pursuant to an Agreement and Plan of Reorganization, Class A shares and Class I shares of the Everest Fund of Summit Mutual Funds, Inc. were reorganized into the Class A shares and Class Y shares, respectively, of Calvert Large Cap Value Fund, which commenced operations on 12/12/08. Class A shares and Class Y shares of Calvert Large Cap Value Fund each have an inception date of 12/29/99, and Class C shares have an inception date of 12/12/08. The performance results prior to 12/12/08 for Class A shares of Calvert Large Cap Value Fund reflect the performance of Class A of the Everest Fund since its inception on 12/29/99. The performance results prior to 12/12/08 for Class Y shares of Calvert Large Cap Value Fund reflect the performance of Class I of the Everest Fund since its inception on 12/29/99.

Performance does not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance does not predict future results.

Several U.S. auto giants returned to the emergency room for another financial transfusion after Democrats won the White House and Congress in November. President Bush ordered up another round of cash for the sick companies but told them to come back for more after President Obama took office.

Alongside the automotive industry troubles, U.S. Treasury Secretary Paulson announced he needed $750 billion to save the financial system from further damage. Throughout the country, concern mounted about the state of the financial industry, industrial production, and consumer spending due to the lack of economic growth. To compound the problem, this was a global slowdown, so devaluing the dollar and exporting more goods overseas was not a possible solution. Therefore, the Federal Reserve cut interest rates to near zero and created a bevy of new programs to prevent more Lehman-type situations.

Portfolio Strategy

Economic headwinds against equity investments made the period extremely challenging. For the most part, we trimmed our positions, not because they had dramatically increased in value, but rather because the stocks held their value--making them vulnerable to profit-taking in this environment. As a result, we reduced positions in Travelers Insurance, Wal-Mart, Southern, and Newmont Mining as the market recognized their defensive characteristics.

Proceeds from these sales were invested in financial companies that we believed were of high quality or in economically defensive names such as Goldman Sachs, Wells Fargo, Berkshire Hathaway, Kroger, and Johnson & Johnson. Conversely, weaker holdings amid the economic turmoil--such as Citigroup, Capital One, and American Express--were eliminated and the proceeds invested in CVS Pharmacy and Discover Financial.

Financials were the largest positive contributors to Fund relative performance during the period as both the sector underweight and strong sub-sector allocation helped performance. Specifically, a reduced exposure to poor performing commercial banks and diversified financial companies helped performance, as did not having exposure to real estate investment trusts. The purchase of Goldman Sachs and sale of Keycorp were particularly beneficial. Other top Financials performers included Morgan Stanley and Bank of New York Mellon.

Industrials were the second-largest contributors to performance. Being underweight to General Electric and overweight to 3M benefited the Fund, but a lack of exposure to transportation companies and airlines also helped. In the Materials sector, the Fund outperformed the Index due to better sub-sector allocation. The Fund's top performer in this area was Newmont Mining, which became a market safe haven with its exposure to gold.

In contrast, underweights to the defensive pharmaceutical and biotechnology industries led to underperformance in the Health Care sector. However, the decline was partially offset by an overweighting to health benefits provider Wellpoint. In Telecommunication Services, the Fund also had a smaller-than-benchmark weighting to strong-performing AT&T.

Stock selection in the Energy sector also detracted from performance. Oil prices plunged to a low of $32 a barrel from a high of $102 a barrel and settled near $50 a barrel during the period as the global economic slowdown stunted demand. Investors flocked to the sector's bluest chip, ExxonMobil, which represented more than 7% of the Index as of March 31, 2009 but was not held by the Fund. However, holdings of Anadarko Petroleum, British Petroleum, and Royal Dutch Shell partially made up for the loss.

Outlook

The economy has officially been in a recession since December 2007 and reported a decline in gross domestic product (GDP) product of more than 6% in the fourth quarter of last year. The combination of weak economic demand and the frozen credit market has been severely felt in the stock market--causing a one-year decline in 2008 not seen since the Great Depression. So, that is the bad news.

The good news is that the "authorities" have been notified. The federal government is pulling out all the stops to revive the economy. The Federal Reserve is working overtime to prevent any more unexpected financial blow-ups. Many companies have gutted their dividends to refinance their debts. Equity valuations are at depressed levels and investors are sitting on record amounts of cash waiting for the all-clear signal to get back into the market. Going forward, we plan to remain diversified among sectors, invest in the strongest survivors, and stay fully invested in the market so we are poised to benefit from the eventual recovery whenever it may occur.

Fund Advocacy

As you know, Calvert Large Cap Value Fund is the first Fund to use our new Calvert SAGETM strategy of applying strategic engagement and shareholder advocacy to encourage positive change in companies in virtually every industry. Over time, we believe responsible corporate conduct and solid investment returns go hand in hand. To that end, we currently have 15 companies slated for "enhanced engagement"--companies whose investment performance we believe can benefit from a sharper focus on certain areas of environmental, sustainability and governance-related risk or opportunity. During the first quarter of 2009, all 15 of the Fund companies we've classified for enhanced engagement were contacted and six meetings were held--including British Petroleum, Newmont Mining and Southern, which were mentioned above. We will continue to keep you apprised of our efforts.

April 2009

As of March 31, 2009, the following holdings represented the following percentages of Fund net assets: Travelers Insurance 1.8%, Wal-Mart 2.1%, Southern 2.5%, Newmont Mining 1.6%, Goldman Sachs 1.4%, Wells Fargo 0.9%, Berkshire Hathaway 1.9%, Kroger 2.3%, Johnson and Johnson 1.7%, Citigroup 0%, Capital One 0%, American Express 0%, CVS 2.1%, Discover Financial 0.9%, Keycorp 0%, Morgan Stanley 1.1%, Bank of New York Mellon 2.1%, General Electric 1.7%, 3M 2.4%, Wellpoint 2.5%, AT&T 2.4%, Exxon-Mobil 0%, Anadarko Petroleum 2.3%, British Petroleum 3.1%, and Royal Dutch Shell 2.7%. All holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2008 to March 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/08	Ending Account Value 3/31/09	Expenses Paid During Period* 10/1/08 - 3/31/09
Class A
Actual	$1,000.00	$657.10	$5.09
Hypothetical	$1,000.00	$1,018.79	$6.20
(5% return per year before expenses)
Class Y
Actual	$1,000.00	$657.90	$4.06
Hypothetical	$1,000.00	$1,020.04	$4.95
(5% return per year before expenses)

*Expenses are equal to the Fund's annualized expense ratio of 1.23% and 0.98% for Class A and Class Y, respectively, multiplied by the average account value over the period, multiplied by 182/365.

	Beginning Account Value 12/12/08**	Ending Account Value 3/31/09	Expenses Paid During Period** 12/12/08 - 3/31/09
Class C
Actual	$1,000.00	$860.90	$6.59
Hypothetical	$1,000.00	$1,007.99	$7.11
(5% return per year before expenses)

** Inception date 12/12/08

*** Expenses are equal to the Fund's annualized expense ratio of 2.35% for Class C multiplied by the average account value over the period, multiplied by 110/365.

Statement of Net Assets
March 31, 2009
Equity Securities - 95.8%	Shares	Value
Automobiles - 1.5%
Honda Motor Co. Ltd. (ADR)	34,500	$817,650

Capital Markets - 6.2%
AllianceBernstein Holding LP	27,500	404,800
Bank of New York Mellon Corp.	39,234	1,108,361
Goldman Sachs Group, Inc.	7,200	763,344
Legg Mason, Inc.	30,300	481,770
Morgan Stanley	27,100	617,067
		3,375,342

Chemicals - 0.9%
Dow Chemical Co.	56,700	477,981

Commercial Banks - 0.9%
Wells Fargo & Co.	35,100	499,824

Communications Equipment - 5.6%
Cisco Systems, Inc.*	94,200	1,579,734
Motorola, Inc.	155,400	657,342
Nokia Oyj (ADR)	67,400	786,558
		3,023,634

Computers & Peripherals - 2.1%
International Business Machines Corp.	11,900	1,152,991

Consumer Finance - 0.9%
Discover Financial Services	77,500	489,025

Diversified Financial Services - 3.0%
Bank of America Corp.	48,292	329,352
JPMorgan Chase & Co.	47,864	1,272,225
		1,601,577

Diversified Telecommunication Services - 6.4%
AT&T, Inc.	51,700	1,302,840
Frontier Communications Corp.	124,500	893,910
Verizon Communications, Inc.*	42,000	1,268,400
		3,465,150

Electric Utilities - 5.1%
Duke Energy Corp.	97,648	1,398,319
Southern Co.	44,200	1,353,404
		2,751,723

Electrical Equipment - 2.0%
Emerson Electric Co.	37,600	1,074,608

Equity Securities - Cont'd	Shares	Value
Electronic Equipment & Instruments - 1.0%
Tyco Electronics Ltd.	48,325	$533,508

Food & Staples Retailing - 8.1%
CVS Caremark Corp.	41,600	1,143,584
Kroger Co.*	59,400	1,260,468
Walgreen Co.	32,800	851,488
Wal-Mart Stores, Inc.	22,000	1,146,200
		4,401,740

Food Products - 3.9%
Kraft Foods, Inc.	40,601	904,996
Unilever NV	62,200	1,219,120
		2,124,116

Health Care Equipment & Supplies - 1.6%
Covidien Ltd.	26,925	894,987

Health Care Providers & Services - 2.5%
WellPoint, Inc.*	35,300	1,340,341

Household Durables - 1.0%
Sony Corp. (ADR)	27,700	571,451

Industrial Conglomerates - 5.8%
3M Co.	25,600	1,272,832
General Electric Co.	88,700	896,757
Tyco International Ltd.*	49,225	962,841
		3,132,430

Insurance - 6.1%
Allstate Corp.	21,400	409,810
Berkshire Hathaway, Inc., Class B*	370	1,043,400
Genworth Financial, Inc.	65,200	123,880
MetLife, Inc.	32,700	744,579
Travelers Co.'s, Inc.	24,000	975,360
		3,297,029

Media - 4.4%
CBS Corp., Class B	53,974	207,260
Comcast Corp.	62,100	847,044
Gannett Co., Inc.	34,000	74,800
News Corp., Class B	59,700	459,690
Time Warner, Inc.	40,366	779,064
		2,367,858

Metals & Mining - 1.6%
Newmont Mining Corp.	19,100	854,916

Equity Securities - Cont'd	Shares	Value
Oil, Gas & Consumable Fuels - 16.7%
Anadarko Petroleum Corp.	31,500	$1,225,035
BP plc (ADR)	42,400	1,700,240
ConocoPhillips	30,654	1,200,411
Devon Energy Corp.	20,800	929,552
Marathon Oil Corp.	58,000	1,524,820
Royal Dutch Shell plc (ADR)	32,400	1,435,320
Spectra Energy Corp.	70,424	995,795
		9,011,173

Pharmaceuticals - 6.1%
GlaxoSmithKline plc (ADR)	33,000	1,025,310
Johnson & Johnson	17,400	915,240
Pfizer, Inc.	98,800	1,345,656
		3,286,206

Software - 2.4%
Microsoft Corp.	69,400	1,274,878

Total Equity Securities (Cost $87,528,730)		51,820,138

TOTAL INVESTMENTS (Cost $87,528,730) - 95.8%		51,820,138
Other assets and liabilities, net - 4.2%		2,271,117
Net Assets - 100%		$54,091,255

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 77,290 shares outstanding		$5,312,139
Class C: 921 shares outstanding		29,715
Class Y: 1,716,348 shares outstanding		94,829,032
Undistributed net investment income		211,320
Accumulated net realized gain (loss) on investments		(10,582,359)
Net unrealized appreciation (depreciation) on investments		(35,708,592)

Net Assets		$54,091,255

Net Asset Value Per Share:
Class A (based on net assets of $2,314,224)		$29.94
Class C (based on net assets of $27,768)		$30.15
Class Y (based on net assets of $51,749,263)		$30.15

* Non-income producing security.

Abbreviations:

ADR: American Depositary Receipt

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2009
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $11,739)	$1,123,431
Interest Income	8,198
Total investment income	1,131,629

Expenses:
Investment advisory fee	194,642
Transfer agency fees and expenses	13,242
Distribution Plan expenses:
Class A	3,390
Class C	42
Trustees' fees and expenses	82,595
Administrative fees	46,742
Accounting fees	6,497
Custodian fees	3,320
Registration fees	33,807
Reports to shareholders	4,326
Professional fees	25,358
Miscellaneous	8,191
Total expenses	422,152
Reimbursement from Advisor:
Class A	(12,989)
Class C	(4,251)
Class Y	(105,356)
Fees paid directly	(35)
Net expenses	299,521

Net Investment Income	832,108

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(10,479,126)
Change in unrealized appreciation or (depreciation)	(20,029,559)

Net Realized and Unrealized Gain
(Loss) on Investments	(30,508,685)

Increase (Decrease) in Net Assets
Resulting From Operations	($29,676,577)

See notes to financial statements.

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$832,108	$1,768,285
Net realized gain (loss)	(10,479,126)	600,680
Change in unrealized appreciation
or (depreciation)	(20,029,559)	(28,851,004)

Increase (Decrease) in Net Assets
Resulting From Operations	(29,676,577)	(26,482,039)

Distributions to shareholders from:
Net investment income:
Class A Shares	(74,065)	(65,230)
Class Y Shares	(1,832,764)	(1,417,144)
Net realized gain:
Class A Shares	(799)	(391,946)
Class Y Shares	(16,996)	(6,848,671)
Total distributions	(1,924,624)	(8,722,991)

Capital share transactions:
Shares sold:
Class A Shares	700,913	2,419,613
Class C Shares	29,715	--
Class Y Shares	3,926,511	42,363,517
Reinvestment of distributions:
Class A Shares	68,853	381,810
Class Y Shares	1,849,620	8,251,462
Shares redeemed:
Class A Shares	(1,423,570)	(3,497,125)
Class Y Shares	(6,936,142)	(29,898,764)
Total capital share transactions	(1,784,100)	20,020,513

Total Increase (Decrease) in Net Assets	(33,385,301)	(15,184,517)

Net Assets
Beginning of period	87,476,556	102,661,073
End of period (including undistributed net
investment income of $211,320 and $1,336,041, respectively)	$54,091,255	$87,476,556

See notes to financial statements.

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2009	2008
Shares sold:
Class A Shares	23,177	44,284
Class C Shares	921	--
Class Y Shares	117,272	747,288
Reinvestment of distributions:
Class A Shares	2,045	6,526
Class Y Shares	54,569	139,855
Shares redeemed:
Class A Shares	(45,147)	(59,702)
Class Y Shares	(207,696)	(527,382)
Total capital share activity	(54,859)	(350,869)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Large Cap Value Fund (the "Fund"), the sole series of Calvert SAGE Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized as a Maryland business trust on June 9, 2008. On November 28, 2008, the Fund sold 10,000 shares ("initial shares") valued at $100,000, to Calvert Asset Management Company, Inc. The Fund began operations on December 12, 2008 and offers three separate classes of shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund's Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

On December 12, 2008, the Fund, through its Class A and Class Y shares, acquired substantially all of the net assets of the Summit Mutual Funds, Inc. Everest Fund pursuant to the Agreement and Plan of Reorganization dated October 31, 2008 and approved by shareholders on December 5, 2008. The acquisition was accomplished by a transfer of all assets and assumption of certain liabilities of the Everest Fund (valued at $61,753,526) to the Fund. Following the transfer, 80,785 and 1,738,993 Class A and Class Y shares, respectively, of the Fund were distributed to shareholders in liquidation of the Everest Fund's Class A and Class I shares, respectively. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Fund or its shareholders. To facilitate the reorganization, a reverse stock split of the initial shares outstanding on December 12, 2008 was effected to adjust the net asset value of the Calvert Large Cap Value Fund to be the same as that of the Everest Fund on the same date. The aggregate net assets of the Calvert Large Cap Value Fund and Everest Fund immediately before the acquisition were $100,000 and $61,753,526, respectively.

For financial reporting purposes, the Everest Fund, which commenced operations on December 29, 1999, has been deemed the accounting survivor.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value determination, that are expected to materially affect the value of those securities then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At March 31, 2009, no securities were fair valued under the direction of the Board of Trustees.

Effective October 1, 2008, the Fund adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund's investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2009:

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$51,820,138
Level 2 - Other Significant Observable Inputs	--
Level 3 - Significant Unobservable Inputs	--
Total	$51,820,138

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date, or in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. It is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required.

New Accounting Pronouncements: In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert") which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly of .65% of the Fund's average daily net assets. Under the terms of the agreement, $27,851 was payable at period end. In addition, $17,453 was receivable from the Advisor for reimbursement of operating expenses paid during March 2009. Prior to December 12, 2008, Summit Investment Partners, Inc., ("Summit") served as the Advisor. Summit is a wholly-owned subsidiary of Union Central Life Insurance Company, an indirect subsidiary of UNIFI Holding Company. Summit received an annual fee, payable monthly, of .64% of the Fund's average daily net assets.

The Advisor has contractually agreed to limit net annual fund operating expenses through December 12, 2010. The contractual expense cap is 1.23% for Class A, 2.35% for Class C and .98% for Class Y. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .20% for Classes A, C and Y based on their average daily net assets. Under the terms of the agreement, $8,570 was payable at period end. Prior to December 12, 2008, Summit provided administrative services for the Fund and received an annual fee, payable monthly, of .10% of the Fund's average daily net assets.

Calvert Distributors, Inc. ("CDI"), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans that permit the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50%, and 1.00% annually of average daily net assets of each Class A and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, and 1.00% of the Fund's average daily net assets of Class A and Class C, respectively. Class Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $442 was payable at period end. Prior to December 12, 2008, Quasar Distributors, LLC was the distributor and principal underwriter for the Fund and received an annual fee, payable monthly, of .25% of the average daily net assets of Class A.

The Distributor received $1,778 as its portion of commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2009.

Calvert Shareholder Services, Inc. ("CSSI") is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $517 for the six months ended March 31, 2009. Under the terms of the agreement, $143 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent. Prior to December 12, 2008, U.S. Bancorp Fund Services, LLC served as the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $14,000 for Trustees not serving on other Calvert Fund Boards, $10,000 for those serving on other Calvert Fund Boards. Prior to December 12, 2008, each Director of the Fund who was not an employee of Summit or its affiliates received a fee of $2,500 for each Board meeting attended ($600 for Committee meetings) plus an annual fee of $17,000. Committee chairs and the Lead Director received additional fees for their service.

Note C -- Investment Activity

During the period, cost of purchases and proceeds from sales of investments, other than short-term securities, were $9,232,721 and $10,942,366, respectively.

The cost of investments owned at March 31, 2009 for federal income tax purposes was $87,772,776. Net unrealized depreciation aggregated $35,952,638 of which $135,407 related to appreciated securities and $36,088,045 related to depreciated securities.

Note D -- Other

Change in Independent Accountant

On December 12, 2008, Calvert Asset Management Company, Inc ("CAMCO") consummated a transaction with Summit Investment Partners, Inc. ("Summit") whereby CAMCO acquired Summit's mutual fund business. In connection with this transaction, Deloitte & Touche LLP ("Deloitte") resigned in the normal course of business as independent accountant to Summit Mutual Funds, Inc. ("Fund"). KPMG LLP was selected as the Fund's independent accountant and principal accountant to audit the Fund's financial statements. The Fund's selection of KPMG as its independent accountant was recommended by the Fund's Audit Committee and was approved by the Fund's Board of Directors.

The reports on the financial statements audited by Deloitte for the years ended September 30, 2008 and prior for the Fund did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Fund and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years. There were no reportable events as described in paragraph (a)(1)(v) of Item 304(a) of SEC Regulation S-K.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2009 (z)	2008	2007 (z)
Net asset value, beginning	$46.85	$67.86	$63.25
Income from investment operations
Net investment income (loss)	.42	1.03	.75
Net realized and unrealized gain (loss)	(16.39)	(16.17)	8.24
Total from investment operations	(15.97)	(15.14)	8.99
Distributions from
Net investment income	(.93)	(0.84)	(.87)
Net realized gain	(.01)	(5.03)	(3.51)
Total distributions	(.94)	(5.87)	(4.38)
Total increase (decrease) in net asset value	(16.91)	(21.01)	4.61
Net asset value, ending	$29.94	$46.85	$67.86

Total return*	(34.30%)	(24.05%)	14.58%
Ratios to average net assets:A
Net investment income (loss)	2.57% (a)	1.55%	1.13%
Total expenses	2.19% (a)	1.15%	1.16%
Expenses before offsets	1.23% (a)	1.15%	1.16%
Net expenses	1.23% (a)	1.15%	1.16%
Portfolio turnover	15%	37%	51%
Net assets, ending (in thousands)	$2,314	$4,554	$7,201

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2006 (z)	2005	2004
Net asset value, beginning	$61.14	$58.62	$50.34
Income from investment operations
Net investment income (loss)	.80	1.26	.66
Net realized and unrealized gain (loss)	8.09	6.46	8.35
Total from investment operations	8.89	7.72	9.01
Distributions from
Net investment income	(.59)	(1.53)	(.73)
Net realized gain	(6.19)	(3.67)	--
Total distributions	(6.78)	(5.20)	(.73)
Total increase (decrease) in net asset value	2.11	2.52	8.28
Net asset value, ending	$63.25	$61.14	$58.62

Total return*	15.87%	13.65%	17.99%
Ratios to average net assets:A
Net investment income (loss)	1.34%	1.03%	1.17%
Total expenses	1.17%	1.22%	1.22%
Expenses before offsets	1.17%	1.22%	1.22%
Net expenses	1.17%	1.22%	1.22%
Portfolio turnover	55%	63%	73%
Net assets, ending (in thousands)	$2,903	$875	$16

See notes to financial highlights.

Financial Highlights

Period Ended
March 31,
Class C Shares	2009(z)#
Net asset value, beginning	$33.72
Income from investment operations
Net investment income	.09
Net realized and unrealized gain (loss)	(3.66)
Total from investment operations	(3.57)
Distributions from
Net investment income	**
Total distributions	**
Total from investment operations	(3.57)
Total increase (decrease) in net asset value	(3.57)
Net asset value, ending	$30.15

Total return*	(10.58%)
Ratios to average net assets: A
Net investment income	1.15% (a)
Total expenses	104.53% (a)
Expenses before offsets	2.35% (a)
Net expenses	2.35% (a)
Portfolio turnover	7%
Net assets, ending (in thousands)	$28

See notes to financial highlights.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class Y Shares	2009(z)	2008	2007(z)
Net asset value, beginning	$47.32	$68.56	$63.81
Income from investment operations
Net investment income (loss)	.46	1.05	.93
Net realized and unrealized gain (loss)	(16.53)	(16.22)	8.32
Total from investment operations	(16.07)	(15.17)	9.25
Distributions from
Net investment income	(1.09)	(1.04)	(.99)
Net realized gain	(.01)	(5.03)	(3.51)
Total distributions	(1.10)	(6.07)	(4.50)
Total increase (decrease) in net asset value	(17.17)	21.24	4.75
Net asset value, ending	$30.15	$47.32	$68.56

Total return*	(34.22%)	(23.89%)	14.88%
Ratios to average net assets:A
Net investment income (loss)	2.77% (a)	1.80%	1.38%
Total expenses	1.35% (a)	90%	.91%
Expenses before offsets	.98% (a)	90%	.91%
Net expenses	.98% (a)	90%	.91%
Portfolio turnover	15%	37%	51%
Net assets, ending (in thousands)	$51,749	$82,922	$95,460

		Years Ended
	September 30,	September 30,	September 30,
Class Y Shares	2006 (z)	2005	2004
Net asset value, beginning	$61.56	$58.15	$49.88
Income from investment operations
Net investment income (loss)	.96	.90	.80
Net realized and unrealized gain (loss)	8.13	6.97	8.27
Total from investment operations	9.09	7.87	9.07
Distributions from
Net investment income	(.65)	(.79)	(.80)
Net realized gain	(6.19)	(3.67)	--
Total distributions	(6.84)	(4.46)	(.80)
Total increase (decrease) in net asset value	2.25	3.41	8.27
Net asset value, ending	$63.81	$61.56	$58.15

Total return*	16.13%	13.96%	18.29%
Ratios to average net assets:A
Net investment income (loss)	1.59%	1.51%	1.46%
Total expenses	.92%	.97%	.97%
Expenses before offsets	.92%	.97%	.97%
Net expenses	.92%	.97%	.97%
Portfolio turnover	55%	63%	73%
Net assets, ending (in thousands)	$80,383	$65,755	$61,042

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

# From December 12, 2008, inception.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Distribution was less than $.01 per share.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 3, 2008, the Board of Trustees, and by a separate vote, the disinterested Trustees, voted to initially approve the Investment Advisory Agreement (the "Advisory Agreement") between Calvert SAGE Fund and the Advisor with respect to the Fund.

In evaluating the Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services to be provided to the Fund by the Advisor and its affiliates.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the approval of the Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed approval of the Advisory Agreement with management and also met in a private session with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services to be provided by the Advisor, including the personnel that would be providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, to be derived by the Advisor from its relationship with the Fund; the effect of the Fund's potential growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services to be provided to the Fund by the Advisor under the Advisory Agreement, the Board took into account information provided by the Advisor in connection with the Trustees' December 2008 annual contract renewal considerations with respect to other funds in the Calvert Group of Funds relating to the Advisor's operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's senior management through Board of Trustees' meetings, discussions and other reports. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Fund by the Advisor under the Advisory Agreement.

In considering the Fund's performance, the Board took into account that the Summit Everest Fund (the "Summit Fund"), a series of Summit Mutual Funds, Inc., was expected to be merged into the Fund on or about December 12, 2008. Accordingly, the Board also took into account the performance of the Summit Fund under the management of Summit Investment Partners, Inc., the Summit Fund's current investment advisor. The Board noted that year to date through December 2, 2008, the Summit Fund had underperformed the Russell 1000 Value Total Return Index and the S&P 500 Index. The Board took into account that the portfolio management team currently managing the Summit Fund was expected to manage the Fund following the merger of the Summit Fund into the Fund. The Board also took into account management's discussion of the Fund's performance. Based upon its review, the Board concluded that the Fund's performance was satisfactory.

In considering the Fund's fees and expenses, the Board compared the Fund's proposed fees and estimated total expense ratio with those of comparable funds. The Board noted that the Fund's estimated total expenses for its Class A shares, after estimated reimbursements, were slightly above the median total expenses paid by certain comparable funds as selected by the Advisor in its report to the Board. The Board took into account that the Advisor had contractually agreed to limit the Fund's net annual operating expenses through December 12, 2010 to the level in effect for the Summit Fund on November 30, 2008. Based upon its review, the Board determined that the proposed advisory fee was reasonable in view of the services to be provided to the Fund by the Advisor.

In reviewing the estimated profitability of the advisory fee to the Fund's Advisor, the Board considered the fact that affiliates would be providing shareholder servicing and administrative services to the Fund for which they would receive compensation. The Board also considered whether the Advisor had the financial wherewithal to provide a high level of services to the Fund. The Board noted the Advisor's current undertaking to maintain expense limitations. The Board also considered that the Advisor would likely derive benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor's anticipated level of profitability from its relationship with the Fund was reasonable.

The Board considered the effect of the Fund's potential size and growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time. The Board also noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In approving the Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (b) the Advisor is qualified to manage the Fund's assets in accordance with the Fund's investment objective and policies; (c) the Advisor maintains appropriate compliance programs; (d) the Advisor's investment strategies are appropriate for pursuing the Fund's investment objective; and (e) the Fund's proposed advisory fee is reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that approval of the Advisory Agreement would be in the interests of the Fund and its shareholders.

Calvert Large Cap Value Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio
Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
Short-Term Government Fund
High-Yield Bond Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Large Cap Value Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Global Alternative Energy Fund
Calvert International Opportunities Fund
Calvert Global Water Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant adopted procedures at its organizational Board of Trustees meeting by which shareholders may recommend nominees to the registrant's Board of Trustees, as described in the Fund's Statement of Additional Information.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-

3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT SAGE FUND

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer
Date:	May 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer
Date: May 28, 2009

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer
Date: May 28, 2009